Supplement dated October 9, 2026

To the Prospectuses Dated:

May 1, 2018	Merrill Lynch Investor Choice AnnuitySM (IRA Series)
May 1, 2014	Merrill Lynch Investor Choice AnnuitySM (IRA Series) (NY)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
Merrill Lynch Life Variable Annuity Separate Account D

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
ML of New York Variable Annuity Separate Account D

Please note the revised liquidation date indicated below.
BlackRock Advisors, LLC has notified Transamerica that the BlackRock Advantage Large Cap Value Fund (the Portfolio) is reorganizing into an exchange-traded fund (ETF). ETFs are not available as an investment option in your product and therefore the subaccount will be liquidated.
Based on further instructions from BlackRock, on or about November 17, 2026, (the “Liquidation Date”), the subaccount (the “Subaccount”) will be liquidated. In preparation for the liquidation, effective market close on November 6, 2026, (the “Closure Date”), the Portfolio will be closed to new and subsequent investments
SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
BlackRock Advantage Large Cap Value Fund	BlackRock Advantage Large Cap Value Fund	BlackRock Advisors, LLC

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Transamerica BlackRock Government Money Market VP subaccount (the “Money Market Subaccount”).
You may transfer out of the Subaccount prior to the Liquidation Date to any of the available portfolio companies. For 90 days after the Liquidation Date, you may transfer any contract value allocated to the Money Market Subaccount to another available subaccount. There will be no charge for these transfers, and these transfers will not count against the number of free transfers permitted annually.
As of the start of business on the Closure Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.